UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington  D. C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934.

April 27, 2007

Date of Report (Date of Earliest Event Reported)

DNAPrint Genomics, Inc.

(Exact name of Registrant as specified in charter)

Commission File Number: 0-31905

Utah	59-2780520
(State of Incorporation)	(I.R.S. Employer I.D. No)

1621 West University Parkway, Sarasota, FL 34243
(Address of Principal Executive Offices)

(941) 366-3400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 27, 2007, the board of Directors increased the 2001 Scientific Stock Option Plan by 78,624,444 shares to a total of 156,254,444.

Also, see Item 5.02 below.

Item 5.02

COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Richard Gabriel – DNAPrint

On April 27, 2007, the Registrant entered into an Employment Agreement with Richard Gabriel, its chief executive officer.  The Agreement was effective immediately and continues in force until June 30, 2008, with automatic renewal terms of one year unless either party provides notice that it does not intend to renew at least 180 days prior to its expiration.  Either party may terminate the Agreement without cause on 30 days’ written notice, subject to the obligation of the Registrant to make the severance payments described below if it terminates the Agreement without cause.

The Agreement does not require the Registrant to pay Mr. Gabriel any cash compensation.  Pursuant to the Employment Agreement, the Registrant compensates Mr. Gabriel by granting him options to purchase twenty million shares of its common stock at an exercise price of $0.01 per share.  The options vest in eight equal monthly installments over the first eight months of the term of the Agreement so long as Mr. Gabriel continues to be employed.  The options expire on April 26, 2017.  The agreement also provides for 30 days of vacation annually, customary expense reimbursement and a two-year covenant not compete.

The Agreement also provides for certain severance payments in the event of a termination without cause.  If the Employment Agreement is terminated without cause other than within two years after a change of control, Mr. Gabriel’s base salary and benefits from the Registrant or DNAPrint Pharmaceuticals, Inc. will be continued for three years after termination, and all then-outstanding stock option grants will immediately become vested.

If the termination without cause occurs within two years after the occurrence of a change of control, Mr. Gabriel is entitled to a lump sum payment equal to four times his base salary from the Registrant or DNA Print Pharmaceuticals, Inc., as well as continuation of benefits and acceleration of vesting of option grants.  In addition, for one year after such a termination, he has the right to require the Registrant to repurchase any of its stock acquired by him under a stock grant or option.  The purchase price for the repurchase would be the average of the closing sale prices of the Registrant’s stock for the 30 trading days ending on the date prior to the date of the change in control.

Richard Gabriel – DNAPrint Pharmaceuticals

In addition, on April 27, 2007, the Registrant’s wholly-owned subsidiary, DNAPrint Pharmaceuticals, Inc. (“DNAPP”), entered into an Employment Agreement with Mr. Gabriel to act as its chief executive officer.  The terms of the Agreement are the same as the terms of his Agreement with the Registrant, except with respect to compensation.  Under the Agreement with DNAPP, Mr. Gabriel is entitled to receive an annual salary of $300,000, of which $210,000 is to be paid currently in cash, and 30%, or $90,000 per year, is to be accrued and paid at a time selected by the DNAPP board of directors, but not later than upon termination of employment.

Tony Frudakis – DNAPrint

On April 27, 2007, the Registrant entered into an Employment Agreement with Dr. Tony Frudakis, its chief scientific officer.  The Agreement was effective immediately and continues in force until June 30, 2008, with automatic renewal terms of one year unless either party provides notice that it does not intend to renew at least 180 days prior to its expiration.  Either party may terminate the Agreement without cause on 30 days’ written notice, subject to the obligation of the Registrant to make the severance payments described below if it terminates the Agreement without cause.

The Agreement does not require the Registrant to pay Dr. Frudakis any cash compensation.  Pursuant to the Employment Agreement, the Registrant compensates Dr. Frudakis by granting him options to purchase twenty million shares of its common stock at an exercise price of $0.01 per share.  The options vest in eight equal monthly installments over the first eight months of the term of the Agreement so long as Dr. Frudakis continues to be employed.  The options expire on April 26, 2017.  The agreement also provides for 30 days of vacation annually, customary expense reimbursement and a two-year covenant not to compete.

The Agreement also provides for certain severance payments in the event of a termination without cause.  If the Employment Agreement is terminated without cause other than within two years after a change of control, Dr. Frudakis’ base salary and benefits from the Registrant or DNAPrint Pharmaceuticals, Inc. will be continued for three years after termination, and all then-outstanding stock option grants will immediately become vested.

If the termination without cause occurs within two years after the occurrence of a change of control, Dr. Frudakis is entitled to a lump sum payment equal to four times his base salary from the Registrant or DNA Print Pharmaceuticals, Inc., as well as continuation of benefits and acceleration of vesting of option grants.  In addition, for one year after such a termination, he has the right to require the Registrant to repurchase any of its stock acquired by him under a stock grant or option.  The purchase price for the repurchase would be the average of the closing sale prices of the Registrant’s stock for the 30 trading days ending on the date prior to the date of the change in control.

Tony Frudakis – DNAPrint Pharmaceuticals

In addition, on April 27, 2007, the Registrant’s wholly-owned subsidiary, DNAPrint Pharmaceuticals, Inc. (“DNAPP”), entered into an Employment Agreement with Dr. Frudakis to act as its chief scientific officer.  The terms of the Agreement are the same as the terms of his Agreement with the Registrant, except with respect to compensation.  Under the Agreement with DNAPP, Dr. Frudakis is entitled to receive an annual salary of $240,000, of which $168,000 is to be paid currently in cash, and 30%, or $72,000 per year, is to be accrued and paid at a time selected by the DNAPP board of directors, but not later than upon termination of employment.

Hector Gomez – DNAPrint

On April 27, 2007, the Registrant entered into an Employment Agreement with Dr. Hector Gomez, its chief medical officer.  The Agreement was effective immediately and continues in force until June 30, 2008, with automatic renewal terms of one year unless either party provides notice that it does not intend to renew at least 180 days prior to its expiration.  Either party may terminate the Agreement without cause on 30 days’ written notice, subject to the obligation of the Registrant to make the severance payments described below if it terminates the Agreement without cause.

The Agreement does not require the Registrant to pay Dr. Gomez any cash compensation.  Pursuant to the Employment Agreement, the Registrant compensates Dr. Gomez by granting him options to purchase twenty million shares of its common stock at an exercise price of $0.01 per share.  The options vest in eight equal monthly installments over the first eight months of the term of the Agreement so long as Dr. Gomez continues to be employed.  The options expire on April 26, 2017.  The agreement also provides for 30 days of vacation annually, customary expense reimbursement and a two-year covenant not to compete.

The Agreement also provides for certain severance payments in the event of a termination without cause.  If the Employment Agreement is terminated without cause other than within two years after a change of control, Dr. Gomez’ base salary and benefits from the Registrant or DNAPrint Pharmaceuticals, Inc. will be continued for three years after termination, and all then-outstanding stock option grants will immediately become vested.

If the termination without cause occurs within two years after the occurrence of a change of control, Dr. Gomez is entitled to a lump sum payment equal to four times his base salary from the Registrant or DNA Print Pharmaceuticals, Inc., as well as continuation of benefits and acceleration of vesting of option grants.  In addition, for one year after such a termination, he has the right to require the Registrant to repurchase any of its stock acquired by him under a stock grant or option.  The purchase price for the repurchase would be the average of the closing sale prices of the Registrant’s stock for the 30 trading days ending on the date prior to the date of the change in control.

Hector Gomez – DNAPrint Pharmaceuticals

In addition, on April 27, 2007, the Registrant’s wholly-owned subsidiary, DNAPrint Pharmaceuticals, Inc. (“DNAPP”), entered into an Employment Agreement with Dr. Gomez to act as its chief medical officer.  The terms of the Agreement are the same as the terms of his Agreement with the Registrant, except with respect to compensation.  Under the Agreement with DNAPP, Dr. Gomez is entitled to receive an annual salary of $288,000, of which $201,600 is to be paid currently in cash, and 30%, or $86,400 per year, is to be accrued and paid at a time selected by the DNAPP board of directors, but not later than upon termination of employment.

Karen Surplus

On April 27, 2007, the Registrant entered into an Employment Agreement with Karen Surplus, its chief financial officer.  The Agreement was effective immediately and continues in force until June 30, 2008, with automatic renewal terms of one year unless either party provides notice that it does not intend to renew at least 180 days prior to its expiration.  Either party may terminate the Agreement without cause on 30 days’ written notice, subject to the obligation of the Registrant to make the severance payments described below if it terminates the Agreement without cause.

Under the Agreement, Ms. Surplus is entitled to receive an annual salary of $200,000, of which $140,000 is to be paid currently in cash, and 30%, or $60,000 per year, is to be accrued and paid at a time selected by the Registrant’s board of directors, but not later than upon termination of employment.  In addition, pursuant to the Employment Agreement, the Registrant has granted Ms. Surplus options to purchase four million shares of its common stock at an exercise price of $0.01 per share.  The options vest in eight equal monthly installments over the first eight months of the term of the Agreement so long as Ms. Surplus continues to be employed.  The options expire on April 26, 2017.  The agreement also provides for 30 days of vacation annually, customary expense reimbursement and a two-year covenant not to compete.

The Agreement also provides for certain severance payments in the event of a termination without cause.  If the Employment Agreement is terminated without cause other than within two years after a change of control, Ms. Surplus’ base salary and benefits will be continued for one year after termination, and all then-outstanding stock option grants will immediately become vested.

If the termination without cause occurs within two years after the occurrence of a change of control, Ms. Surplus is entitled to a lump sum payment equal to four times her base salary, as well as continuation of benefits and acceleration of vesting of option grants.  In addition, for one year after such a termination, she has the right to require the Registrant to repurchase any of its stock acquired by her under a stock grant or option.  The purchase price for the repurchase would be the average of the closing sale prices of the Registrant’s stock for the 30 trading days ending on the date prior to the date of the change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DNAPrint Genomics, Inc.
By:	/s/Richard Gabriel
Richard Gabriel
Chief Executive Officer & President